UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 30, 2013

CAPITAL BANK FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-1479750	27-1454759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Alhambra Plaza, Suite 1601
Coral Gables, Florida 33134
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (305) 670-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02                     Results of Operations And Financial Condition.

On January 30, 2013, Capital Bank Financial Corp. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year 2012.  A copy of the press release is furnished as Exhibit 99.1 herewith and is incorporated herein by reference.

The Company will host a conference call for investors and security analysts to discuss the financial results at 10:00 a.m. Eastern Time on January 30, 2013.  By press releases dated January 23, 2013 and January 30, 2013, the public was invited to listen to the conference call by telephone or by live webcast accessed through the Investor Relations area of the Company’s website at www.capitalbank-us.com.  Additional written information regarding the financial results and outlook will be posted as a webcast presentation on the Investor Relations area of the Company’s website prior to the conference call.

Section 8 – Other Events

Section 8.01               Other Events.

On January 30, 2013, Capital Bank Financial Corp. (the “Company”) submitted a redemption notice to the property trustee for the trust listed below, which will result in the redemption of the trust preferred securities identified in the table below on the redemption date specified below.  The trust preferred securities will be redeemed at the redemption price of $10 per share, plus accrued and unpaid distributions through the redemption date. The trust preferred securities have been callable at any time on or after January 1, 2009. Under applicable regulatory capital guidelines issued by bank regulatory agencies, upon notice of redemption, these trust preferred securities will no longer qualify as Tier 1 capital for the Company.  These redemptions are consistent with the capital plan of the Company submitted to the Federal Reserve Board, and will be funded with available cash.

Trust Security	Principal Amount	CUSIP #	Redemption Date
Southern Community	$34,500,000	842633208	March 18, 2013
Capital Trust II 7.95%
Deferrable Interest Junior
Subordinated Debentures

Section 9 – Financial Statements and Exhibits

Item 9.01                     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 99.1	Press Release of Capital Bank Financial Corp. dated January 30, 2013.

Exhibit 99.2	Presentation for conference call to be conducted by Capital Bank Financial Corp. on January 30, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK FINANCIAL CORP.
(Registrant)

Date:  January 30, 2013                                                        By:  /s/ Christopher G. Marshall
Christopher G. Marshall
Chief Financial Officer

Exhibit Index

Exhibit 99.1	Press Release of Capital Bank Financial Corp. dated January 30, 2013.

Exhibit 99.2	Presentation for conference call to be conducted by Capital Bank Financial Corp. on January 30, 2013.